                                                                      EXHIBIT 99
                                                      (COMFORT SYSTEMS USA LOGO)


                                                    777 Post Oak Blvd, Suite 500
                                                            Houston, Texas 77056
                                                                    713-830-9600
                                                                Fax 713-830-9696


CONTACT:      Gordon Beittenmiller
              Chief Financial Officer
              (713) 830-9600

FOR IMMEDIATE RELEASE

          COMFORT SYSTEMS USA REPORTS FOURTH QUARTER FULL YEAR RESULTS

    -- PROFITABLE AND POSITIVE CASH FLOW IN DIFFICULT INDUSTRY CONDITIONS --

                       -- STRENGTHENED MANAGEMENT TEAM --

         HOUSTON, TX - MARCH 31, 2003 - COMFORT SYSTEMS USA, INC. (NYSE: FIX), a leading provider of commercial/industrial heating, ventilation and air conditioning ("HVAC") services, today announced a net loss of $334,000 or $0.01 per diluted share, for the quarter ended December 31, 2002, as compared to net income of $3,091,000 or $0.08 per diluted share, in the fourth quarter of 2001. These amounts include results of discontinued operations. Excluding these items, net income from continuing operations for the quarter was $512,000 or $0.01 per diluted share as compared to a loss of $1,135,000 or $0.03 per diluted share in fourth quarter of 2001. The Company reported revenues from continuing operations of $200,844,000 in the current quarter as compared to $215,577,000 in 2001.

         Bill Murdy, Comfort Systems USA's Chairman and CEO, said, "As is well known, 2002 was one of the worst years our industry has seen in decades. While our performance did not meet our goals in 2002, we were pleased to post profitable results and positive cash flow in such a challenging environment."

         The Company reported a net loss for the year ended December 31, 2002 of $209,080,000 or $5.45 per diluted share, as compared to net income of $13,124,000 or $0.35 per diluted share, in 2001. As disclosed earlier this year, these results include two significant charges for unusual items - one relating to the adoption of a new accounting standard for reporting of goodwill and other intangible assets, and another relating to the Company's sale this year of certain operations, principally 19 units sold to Emcor Group, Inc. in March. Excluding these items, the Company reported net income from continuing operations of $5,479,000 or $0.14 per diluted share for 2002 as compared to a loss of $1,033,000 or $0.03 per diluted share for 2001. The Company reported revenues of $819,282,000 from continuing operations for 2002, as compared to $882,861,000 in 2001.

         Murdy continued, "Our sale of operations to Emcor early in 2002 enabled us to greatly strengthen our balance sheet - an important and timely step given the course of the economy over the past year. Reduced industry activity levels have continued into 2003. Based on these conditions, as well as on underperforming projects in certain of our operations, we expect to report a loss for the first quarter of 2003 comparable to the loss from continuing operations that we reported in first quarter of 2002. We are responding to these challenges with significant current cost reduction initiatives and even more intense application of operational disciplines we have been introducing over the past year. Additionally, despite tough market conditions, we started 2003 with 7% more in backlog than we did in 2002, and backlog has held steady through the first quarter. In view of these factors, we expect to be profitable in the upcoming second quarter and to produce positive cash flow for the year as a whole, and to post improved operating results for 2003 as compared to 2002.

         "We continue to build Comfort for the long-term, particularly through the addition of management depth. As previously announced, Norm Chambers joined us in the fourth quarter and fills the roles of President and Chief Operating Officer. In the first quarter, industry veteran Chuck Diltz joined us to lead our national service operations, and Hobart Pillsbury came on board as Comfort's Chief Information Officer. As we strengthen our team while responding to challenging market conditions, we believe we are positioning Comfort Systems USA for excellent performance when activity levels rebound in our industry."

         The Company will host a conference call to discuss its financial results and position in more depth on Tuesday, April 1, 2003 at 9:00 a.m. Central Time. The call-in number for this conference call is 1-630-395-0178. A replay of the entire call will be available until 9:00 a.m. Central Time, Tuesday, April 8, 2003 by calling 1-402-344-6637.

         Comfort Systems USA is a premier provider of business solutions addressing workplace comfort, with 84 locations in 57 cities around the nation. For more information, visit the Company's website at www.comfortsystemsusa.com.

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the lack of a combined operating history and the difficulty of integrating formerly separate businesses, retention of key management, national and regional declines in non-residential construction activity, difficulty in obtaining or increased costs associated with debt financing or bonding, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems and the use of incorrect estimates for bidding a fixed price contract and other risks detailed in the Company's reports filed with the Securities and Exchange Commission.

                           - Financial table follows -

                           Comfort Systems USA, Inc.

                     Consolidated Statements of Operations
    For the Three Months and Twelve Months Ended December 31, 2002 and 2001
                    (in thousands, except per share amounts)

                                  (Unaudited)

                                                        Three Months Ended                        Twelve Months Ended
                                                           December 31,                               December 31,
                                         -------------------------------------------   --------------------------------------------
                                           2002         %         2001         %         2002         %          2001          %
                                         --------     ------    --------    --------   --------    --------     --------    ------
Revenues                                 $200,844     100.0%    $215,577     100.0%    $819,282       100.0%    $882,861     100.0%
Cost of services                          167,102      83.2%     174,211      80.8%     676,268        82.5%     717,284      81.2%
                                         --------               --------               --------                 --------
Gross profit                               33,742      16.8%      41,366      19.2%     143,014        17.5%     165,577      18.8%

SG&A                                       31,784      15.8%      36,981      17.2%     127,051        15.5%     143,675      16.3%
Goodwill amortization and
  impairment                                  218        --        2,059       1.0%         218          --        8,238       0.9%
Restructuring charges                          --        --           --        --        1,878         0.2%         238        --
                                         --------               --------               --------                 --------

Income from operations                      1,740       0.9%       2,326       1.1%      13,867         1.7%      13,426       1.5%

Interest expense, net                         978       0.5%       1,148       0.5%       4,880         0.6%       8,000       0.9%
Other income                                 (163)     (0.1%)        (74)       --       (1,395)       (0.2%)       (446)     (0.1%)
                                         --------               --------               --------                 --------
Income before taxes                           925       0.5%       1,252       0.6%      10,382         1.3%       5,872       0.7%
Income taxes                                  413                  2,387                  4,903                    6,905
                                         --------               --------               --------                 --------
Income (loss) from continuing
  operations                                  512       0.3%      (1,135)     (0.5%)      5,479         0.7%      (1,033)     (0.1%)


Discontinued operations:
  Operating income (loss) net of
   applicable income tax benefit
     (expense) of $0, $(2,842)                 --                  4,226                    (36)                  14,157
    $1,880 and $(9,627)
Estimated gain (loss) on
  disposition, including income tax
   benefit (expense) of $2,563
   and $(23,324)                             (846)                    --                (12,002)                      --
                                         --------               --------               --------                 --------


Income (loss) before cumulative
  effect of change in accounting
   principle                                 (334)                 3,091                 (6,559)                  13,124


Cumulative effect of change in
  accounting principle, net of
  income tax benefit of $26,317                --                     --               (202,521)                      --
                                         --------               --------               --------                 --------


Net income (loss)                        $   (334)              $  3,091              $(209,080)                $ 13,124
                                         ========               ========              =========                 ========

Income (loss) per share:
Basic-
  Income (loss) from continuing
   operations                            $   0.01               $  (0.03)              $   0.15                 $  (0.03)

  Discontinued operations -
   Income (loss) from operations               --                   0.11                     --                     0.38
   Estimated loss on disposition            (0.02)                    --                  (0.32)                      --
  Cumulative effect of change in
   accounting principle                        --                     --                  (5.39)                      --
                                         --------               --------               --------                 --------
  Net income (loss)                      $  (0.01)              $   0.08               $  (5.56)                $   0.35
                                         ========               ========               ========                 ========

Diluted -
  Income (loss) from continuing
   operations                            $   0.01               $  (0.03)              $   0.14                 $   (0.03)
  Discontinued operations -
   Income (loss) from operations               --                   0.11                     --                      0.38
   Estimated loss on disposition            (0.02)                    --                  (0.31)                       --
  Cumulative effect of change in
   accounting principle                        --                     --                  (5.28)                       --
                                         --------               --------               --------                 ---------
  Net income (loss)                      $  (0.01)              $   0.08               $  (5.45)                $    0.35
                                         ========               ========               ========                 =========

Shares used in computing income
  (loss) per share:
   Basic                                   37,636                 37,510                 37,605                    37,436
   Diluted                                 38,082                 37,510                 38,367                    37,436


Income from operations                   $  1,740               $  2,326               $ 13,867                 $  13,426
Goodwill amortization and impairment          218                  2,059                    218                     8,238
Restructuring charges                          --                     --                  1,878                       238
Kmart reserve                                  --                  3,500                   (800)                    3,500
                                         --------              ---------               --------                 ---------

Income from operations, excluding
  goodwill amortization and
  impairment, restructuring charges
  and Kmart reserve                     $   1,958      1.0%     $   7,885      3.7%    $ 15,163         1.9%     $ 25,402      2.9%




Income from operations                  $   1,740               $   2,326              $ 13,867                  $ 13,426
Depreciation                                1,439                   2,285                 6,428                     8,009
Goodwill amortization and impairment          218                   2,059                   218                     8,238
Restructuring charges                          --                      --                 1,878                       238
Kmart reserve                                  --                   3,500                  (800)                    3,500
                                        ---------               ---------              --------                  --------


EBITDA, excluding goodwill
  impairment, restructuring charges
  and Kmart reserve                     $   3,397      1.7%     $  10,170      4.7%    $ 21,591         2.6%     $ 33,411      3.8%

Income (loss) from continuing
 operations (after tax)                 $     512               $  (1,135)             $  5,479                  $ (1,033)
Goodwill amortization and impairment          142                   1,906                   142                     7,622
Restructuring charges                          --                      --                 1,221                       155
Kmart reserve                                  --                   2,275                  (520)                    2,275
                                        ---------               ---------              --------                  --------
Income from continuing operations
  (after tax), excluding goodwill
  amortization and impairment,
  restructuring charges and
  Kmart reserve                         $     654      0.3%     $   3,046      1.4%    $  6,322         0.8%     $   9,019     1.0%

Diluted earnings per share-income
  from continuing operations (after
  tax), excluding goodwill amortization
  and impairment, restructuring charges
  and Kmart reserve                     $    0.02               $    0.08              $   0.17                  $    0.24

Note 1: The diluted earnings per share data presented above reflects the dilutive effect, if any, of stock options, convertible notes, warrants and contingently issuable restricted stock which were outstanding during the periods presented. The after-tax loss related to the warrant's mark-to-market adjustment of $117 in 2002 has been added to income (loss) from continuing operations and net income for purposes of calculating diluted earnings per share. The shares associated with contingently issuable restricted stock are included in diluted earnings per share because it is probable that the performance requirement for the issuance of these shares will be met.

Note 2: EBITDA is defined as income (loss) from operations, excluding depreciation and amortization. EBITDA may be defined differently by other companies. EBITDA is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 3: The bottom two calculations in the above table show income (loss) from continuing operations (after tax) and related earnings per share information excluding goodwill amortization and impairment, restructuring charges and Kmart reserve. The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

                            COMFORT SYSTEMS USA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                           December 31,   December 31,
                                              2002           2001
                                           ------------   ------------
Cash and cash equivalents                  $      6,104   $      4,156
Accounts receivable, net                        168,392
                                                               175,735
Costs and estimated earnings in
 excess of billings                              17,964         19,413
Assets related to discontinued                       --        326,076
 operations
Other current assets                             30,933         33,713
                                           ------------   ------------
    Total current assets                        223,393        559,093

Property and equipment, net                      16,111         18,956
Goodwill                                        113,427        297,251
Other noncurrent assets                          13,604          1,325
                                           ------------   ------------

Total assets                               $    366,535   $    876,625
                                           ============   ============

Current maturities of long-term debt       $      1,780   $      2,447
Accounts payable                                 56,773         57,719
Billings in excess of costs and
 estimated earnings                              26,672         26,663

Liabilities related to discontinued
 operations                                          --        140,474
Other current liabilities                        62,428         52,727
                                           ------------   ------------
    Total current liabilities                   147,653        280,030

Long-term debt                                   10,604        179,581
Other long-term liabilities                       3,192          3,193
                                           ------------   ------------

Total liabilities                               161,449        462,804

Total equity                                    205,086        413,821
                                           ------------   ------------

Total liabilities and equity               $    366,535   $    876,625
                                           ============   ============

Note 1: The Company's balance sheet as of December 31, 2001 included $326,076 in assets and $140,474 of liabilities related to discontinued operations, all of which have since been sold. Additionally, the Company reduced its yearend goodwill asset balance related to continuing operations by $183,606 in connection with adopting SFAS No. 142 in the first quarter of 2002; a subsequent impairment of $218 was recorded during the fourth quarter of 2002.

Selected Cash Flow Data (in thousands):

                                              Three Months Ended             Twelve Months Ended
                                                 December 31,                   December 31,
                                         ----------------------------    ----------------------------
                                             2002            2001            2002            2001
                                         ------------    ------------    ------------    ------------
Cash flow from operating activities      $        283    $     25,051    $     14,090    $     66,829
Cash flow from investing activities      $     (1,196)   $       (785)   $    150,589    $     (4,003)
Cash used in financing activities        $     (3,608)   $    (28,776)   $   (169,200)   $    (68,222)

Cash flow from operating activities      $        283    $     25,051    $     14,090    $     66,829
Purchases of property and equipment            (1,278)         (1,336)         (5,322)         (5,978)
Proceeds from sales of property and
 equipment                                        221             551           1,551           1,011
                                         ------------    ------------    ------------    ------------
Free cash flow                           $       (774)   $     24,266    $     10,319    $     61,862

Note 1: Free cash flow is defined as cash flow from operating activities less customary capital expenditures plus the proceeds from asset sales. Free cash flow may be defined differently by other companies. Free cash flow is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, free cash flow is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly free cash flow should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 2: Cash flow information for 2001 includes the results of discontinued operations, including the 19 operations sold to Emcor in the first quarter of 2002.


                                      -3-